UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2019

BENEFITFOCUS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)

001-36061		46-2346314
(Commission File Number)		(IRS Employer Identification No.)

100 Benefitfocus Way, Charleston, South Carolina 29492

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (843) 849-7476

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.   Results of Operations and Financial Condition.

On May 1, 2019, Benefitfocus, Inc. (the “Company”) issued a press release announcing its operating results for the quarter ended March 31, 2019.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c) On April 25, 2019, Jonathon E. Dussault notified the Company that he is resigning as Chief Financial Officer effective no later than August 31, 2019. His resignation is not related to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, but rather is due to personal reasons.

On April 29, 2019, Lou Anne Gilmore was appointed interim Chief Financial Officer of the Company to serve as its principal financial and accounting officer effective June 1, 2019. The Company intends to promptly launch a search for a permanent Chief Financial Officer. Ms. Gilmore has over 35 years of experience in providing complex technology and services solutions to the financial and health care industries. She has been the Company’s Vice President of Corporate Development since January 2018. From May 2011 to April 2016, Ms. Gilmore was Vice President of Development at Lumeris, Inc. Prior to that, beginning in June 1996, Ms. Gilmore held various financial positions at CSC (now DXC Technology Company (NYSE: DXC)), including most recently as Chief Financial Officer of CSC’s Business Solution and Services Unit. Ms. Gilmore holds a Bachelor of Business Administration in accounting from the University of Texas and is a Certified Public Accountant.

Ms. Gilmore, age 62, has no familial relationships with any executive officer or director of the Company. Other than her employment by the Company, there have been no transactions in which the Company has participated and in which Ms. Gilmore had a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

Item 9.01.   Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.     Description

99.1                Press release dated May 1, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFITFOCUS, INC.

Date: May 1, 2019	/s/ Jonathon E. Dussault
Jonathon E. Dussault
Chief Financial Officer